Filed Pursuant To Rule 497(e)

Registration No. 033-48907

MARSHALL FUNDS, INC.

Supplement dated April 5, 2010 to:

Prospectus dated December 29, 2009 for the Investor Class

Prospectus dated December 29, 2009 for the Advisor Class and Investor Class

Prospectus dated December 29, 2009 for the Institutional Class

Information in the Prospectuses under “Fund Summary—Marshall Short-Term Income Fund—Portfolio Manager” is replaced with the following:

“Vincent S. Russo, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since 2002.”

Information in the Prospectuses under “Fund Summary—Marshall Government Money Market Fund—Portfolio Manager” and “Fund Summary—Marshall Prime Money Market Fund—Portfolio Manager” is replaced with the following:

“John D. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since November 1983.”

Information regarding the Marshall Short-Term Income Fund, Marshall Government Money Market Fund and Marshall Prime Money Market Fund in the Prospectuses under “Marshall Funds, Inc. Information—Portfolio Managers” is replaced with the following:

“Vincent S. Russo has managed the SHORT-TERM INCOME FUND since April 2010. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002. Prior to joining the Adviser, Mr. Russo was a fixed income analyst for Clarica Life Insurance Co.  He is a Chartered Financial Analyst and holds a B.B.A. degree in Finance and M.B.A. degree from the University of Wisconsin – Whitewater.”

“John D. Boritzke has managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since April 2010.  He is a Senior Vice President and Director of Fixed Income of the Adviser.  Mr. Boritzke joined the Adviser in November 1983. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst and holds an M.B.A. degree and a B.S. degree from Marquette University.”

Thank you for your investment in the Marshall Funds.  If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-236-3863 (Investor Class and Institutional Class) or 1-800-580-3863 (Advisor Class).

This supplement should be retained with your Prospectus for future reference.